 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2018

COLONY NORTHSTAR, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-37980	46-4591526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 282-8820
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K amends the Current Report on Form 8-K filed on February 1, 2018 (the “Original 8-K”) by Colony NorthStar, Inc. (the “Company”) solely to provide additional financial information in connection with the completion on January 31, 2018 of the transactions contemplated by that certain Master Combination Agreement, dated as of August 25, 2017, as amended and restated on November 20, 2017 (the “Combination Agreement”), by and among (i) Colony Capital Operating Company, LLC (“CLNS OP”), a Delaware limited liability company and the operating company of the Company, (ii) NRF RED REIT Corp., a Maryland corporation and indirect subsidiary of CLNS OP, (iii) Colony NorthStar Credit Real Estate, Inc., a Maryland corporation (“Colony NorthStar Credit”), (iv) Credit RE Operating Company, LLC, a Delaware limited liability company and wholly owned subsidiary of Colony NorthStar Credit, (v) NorthStar Real Estate Income Trust, Inc., a Maryland corporation (“NorthStar I”), (vi) NorthStar Real Estate Income Trust Operating Partnership, LP, a Delaware limited partnership and the operating partnership of NorthStar I, (vii) NorthStar Real Estate Income II, Inc., a Maryland corporation ("NorthStar II"), and (viii) NorthStar Real Estate Income Operating Partnership II, LP, a Delaware limited partnership and the operating partnership of NorthStar II. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Original 8-K.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired
The financial statements of Colony NorthStar Credit, CLNS Investment Entities, NorthStar I and NorthStar II required to be filed pursuant to Rule 3-05 of Regulation S-X are incorporated herein by reference to Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.
(b) Pro forma financial information
The pro forma financial information of the Company required to be filed in connection with the acquisition and disposition described in Item 2.01 in the Original 8-K is incorporated herein by reference to Exhibit 99.5 of this Current Report on Form 8-K/A.
(d) Exhibits

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP to Colony NorthStar Credit Real Estate, Inc.
23.2	Consent of Ernst & Young LLP to CLNS Investment Entities
23.3	Consent of Grant Thornton LLP to NorthStar Real Estate Income Trust, Inc.
23.4	Consent of Grant Thornton LLP to NorthStar Real Estate Income II, Inc.
99.1	Financial statements of Colony NorthStar Credit Real Estate, Inc.
99.2	Financial statements of CLNS Investment Entities
99.3	Financial statements of NorthStar Real Estate Income Trust, Inc.
99.4	Financial statements of NorthStar Real Estate Income II, Inc.
99.5	Unaudited Pro Forma Condensed Consolidated Financial Statements of Colony NorthStar, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 10, 2018		COLONY NORTHSTAR, INC.

		By:	/s/ Darren J. Tangen
Darren J. Tangen Chief Financial Officer and Treasurer